                                                                    EXHIBIT 23.1

The Board of Directors

VASCO Data Security International, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                               /s/ KPMG LLP

Chicago, Illinois


March 15, 2000